EXHIBIT 10.16





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     UNIFORM COMMERCIAL CODE FINANCING STATEMENT Texas - Secretary of State
                                 (Non-Standard)

1. This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code

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         For Filing Officer
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         Date:                                 Time:
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         Filing Officer:                         [Official Stamp]
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2.       Debtor's Name and Mailing Address:

         Avatar Systems, Inc.
         5728 LBJ Freeway
         Suite 270
         Dallas, Texas 75240

3.       Secured Party's Name and Mailing Address:

         Bank One, Texas, N.A.
         1717 Main Street
         Dallas, Texas 75201
         Attention:        Reed V. Thompson
                           Vice President
         EIN: 75-2270994

4.       This  financing   statement   covers  that  certain   Collateral   more
         particularly described on Exhibit "A" attached hereto.

5.       Products and proceeds of Collateral are also covered hereby.

         SECURED PARTY:                           DEBTOR:

         Bank One Texas, N.A.                     Avatar Systems, Inc.


         By:      /s/ Reed V. Thompson            By: /s/ Robert C. Shreve, Jr.
             ----------------------------           ----------------------------
         Name:    Reed V. Thompson                Name:    Robert C. Shreve, Jr.
         Title:   Vice President                  Title:   President

RETURN TO:
Gardere & Wynne, L.L.P.
1601 Elm Street, Suite 3000
Dallas, Texas 75201
Attention: Sandra Tomlinson

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                                   EXHIBIT "A"
                                       TO
                            UCC-1 FINANCING STATEMENT


Debtor:           Avatar Systems, Inc.

Secured Party:    Bank One, Texas, N.A.

Debtor hereby assigns and grants to Secured Party a continuing security interest in and to all right, title and interest of Debtor in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

                  (A) Accounts;

                  (B) Inventory;

                  (C) General Intangibles;

                  (D) Documents;

                  (E) Instruments;

                  (F) Equipment;

                  (G) Fixtures;

                  (H) all Investment Property and Financial Assets-,

                  (I) all deposit accounts of Debtor maintained with any bank or financial institution;

                  (J) the Collateral Account, all cash deposited therein from time to time and other monies and property of Debtor in the possession or under the control of Secured Party;

                  (K) all books, records (including maintenance and warranty records), ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described in subparts (A) - (J) above or are otherwise necessary or helpful in the collection thereof or realization thereon; and

                  (L) products and Proceeds of all or any of the property described in subparts (A) - (K) above.

         "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter created or acquired by Debtor including, without limitation, all of the following now owned or hereafter created or acquired by Debtor: (a) accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to Debtor arising from the sale, lease or exchange of goods or other property and/or the performance of services; (b) Debtor's rights in, to and under all purchase orders for goods, services or other property; (c) Debtor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit);
(d) monies due to or to become due to Debtor under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services (whether or not yet earned by performance on the part of Debtor); and (e) Proceeds (as defined below) of any of the foregoing and all collateral security and guaranties of any kind given by any Person with respect to any of the foregoing.


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         "Documents"  means all  "documents"  (as  defined  in the UCC) or other receipts covering, evidencing or representing goods now owned or hereafter acquired by Debtor.

         "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by Debtor including, without limitation, all computers, computer components and other computer hardware, printers, communications equipment, office equipment, machinery, motor vehicles, trucks, trailers, vessels, aircraft and rolling stock and all parts thereof and all additions and accessions thereto and replacements therefor.

         "Financial Assets" means all "financial assets" (as defined in the UCC), now owned or hereafter acquired by Debtor.

         "Fixtures" means all "Fixtures" (as defined in the UCC) now owned or hereafter acquired by Debtor including, without limitation, all plant Fixtures; business Fixtures; other Fixtures and storage office facilities, wherever located; and all additions and accessions thereto and replacements therefor.

         "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by Debtor, including, without limitation, all right, title and interest of Debtor in and to: (a) all agreements, leases, licenses and contracts to which Debtor is or may become a party (excluding any such agreements, leases, licenses including Trademark Licenses, Copyright Licenses and Patent Licenses and contracts to which Debtor is a party as of the date hereof and any renewals or extension thereof (but in any event not excluding Accounts) if and to the extent that any attempt to grant a security interest hereunder in any such agreements, leases, licenses and contracts without the consent of a third party would constitute a breach thereof and such consent has not been obtained by Debtor and those agreements, leases, licenses and contracts for ` which Debtor may become a party and consent to a grant of a security interest is required and cannot be obtained); (b) all obligations or indebtedness owing to Debtor (other than Accounts) from whatever source arising, including, without limitation, any obligations owed to Debtor by third parties in connection with the agreements relating to the clean up of Hazardous Materials or compliance with Environmental Laws; (c) all tax refunds;
(d) Intellectual Property; (e) computer software, source code, object code, manuals and instructions, together with all diskettes, tape and any other physical representation or eminent thereof-, and (f) all trade secrets and other confidential information relating to the business of Debtor including by way of illustration and not limitation: systems and techniques for the analysis, diagnosis and correction of malfunctions of products used by Debtor's customers; the names and addresses of, and credit and other business information concerning, Debtor's past, present or future customers; the prices which Debtor obtains for its services or at which it sells merchandise; estimating and cost procedures; profit margins; policies and procedures pertaining to the sale and design of equipment, components, devices and services furnished by Debtor; information concerning suppliers of Debtor; and information concerning the manner of operation, business plans, pledges, projections, and all other information of any kind or character, whether or not reduced in writing, with respect to the conduct by Debtor of its business not generally known by the public. The term "General Intangibles" excludes any software licenses or similar licenses that are not permitted to be pledged in accordance with the terms thereof.


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         "Instruments"  means all "instruments",  "chattel paper" or "letters of credit" (each as defined in the UCC) including, but not limited to, promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by Debtor.

         "Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by Debtor, wherever located including, without limitation, finished goods, raw materials, work in process and other materials and supplies (including packaging and shipping materials) used or consumed in the manufacture or production thereof and goods which are returned to or repossessed by Debtor.

         "Investment Property" means all "investment property" (as defined in the UCC), now owned or hereafter acquired by Debtor, including, without limitation, all securities (certificated or uncertificated), securities accounts, securities entitlements, commodity contracts and commodity accounts.

         "Proceeds" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any Collateral including, without limitation, all claims of Debtor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Texas, as amended from time to time, and any successor statute; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provision hereof relating to such perfection or effect of perfection or non-perfection.


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